Business combinations	9 Months Ended
Sep. 30, 2022
Business Combinations [Abstract]
Business combinations	Business combinations
PRA Health Sciences, Inc. - Merger Completion

On July 1, 2021 (the "Merger Date"), the Company completed the Acquisition of PRA by means of a merger whereby Indigo Merger Sub, Inc., a Delaware corporation and subsidiary of ICON, merged with and into PRA, the parent of the PRA Health Sciences Group. The combined Group has retained the name ICON and brought together approximately 38,000 (as at the Merger date) employees across the globe, creating one of the world’s most advanced healthcare intelligence and clinical research organizations. The Merger was accounted for as a business combination using the acquisition method of accounting in accordance with ASC Topic 805, Business Combinations.

The combined Company leverages its enhanced operations to transform clinical trials and accelerate biopharma customers’ commercial success through the development of much needed medicines and medical devices. The new ICON has a renewed focus on leveraging data, applying technology and accessing diverse patient populations to speed up drug development.

Upon completion of the Merger, pursuant to the terms of the merger agreement, PRA became a wholly owned subsidiary of ICON plc. Under the terms of the Merger, PRA shareholders received per share $80 in cash and 0.4125 shares of ICON stock. The trading of PRA common stock on NASDAQ was suspended prior to market open on July 1, 2021.

In the nine months ended September 30, 2022, the Company incurred $29.0 million of Merger-related expenses which were accounted for separately from the business combination and expensed as incurred within the “Transaction and integration related expenses” line item of the condensed consolidated statements of operations. These costs consisted primarily of integration costs including severance arrangements, retention agreements and advisory fees.

The Merger Date fair value of the consideration transferred consisted of the following:

(in thousands)
Fair value of cash consideration	$5,308,646
Fair value of ordinary shares issued to acquiree stockholders	5,658,126
Fair value of replacement share-based awards issued to acquiree employees	209,399
Repayment of term loan obligations and accrued interest *	865,800
$12,041,971
* This represents the portion of PRA debt paid by ICON. PRA also paid $401.6 million from available cash to settle debt obligations that existed at the Merger Date.
The following table summarizes the allocation of the consideration transferred based on the Merger Date fair values of assets acquired and liabilities assumed, with the excess of the purchase price over the estimated fair values of the identifiable net assets acquired recorded as goodwill:

July 1
2021
(in thousands)
Cash and cash equivalents	$259,971
Accounts receivable and unbilled revenue	934,308
Other current assets	125,156
Fixed assets	156,851
Operating lease right-of-use assets	180,601
Goodwill *	8,084,314
Intangible assets	4,919,000
Deferred tax assets	25,190
Other assets	33,928
Accounts payable	(50,259)
Accrued expenses and other current liabilities	(380,048)
Current portion of operating lease liabilities	(36,506)
Unearned revenue	(739,278)
Non-current portion of operating lease liabilities	(147,204)
Non-current deferred tax liabilities	(1,119,762)
Other non-current liabilities	(204,291)

Net assets acquired	$12,041,971
* The goodwill in connection with the Merger is primarily attributable to the assembled workforce of PRA and the expected synergies of the Merger. None of the goodwill recognized is expected to be deductible for income tax purposes.

The following table summarizes the fair value of identified intangible assets and their respective useful lives as of the Merger Date (in thousands, except for estimated useful lives):

	Estimated Fair Value	Estimated Useful Life
Customer relationship	3,938,000	23 years
Order backlog	500,000	3 years
Trade names	202,000	3 years
Patient database	168,000	7 years
Technology	111,000	5 years
	4,919,000
At June 30, 2022, the Company completed its review of the July 1, 2021 acquisition balance sheet of PRA and completed final valuation reports associated with certain assets acquired and liabilities assumed. In the period since the Merger Date, the Company recognized certain measurement period adjustments as shown in the table below:

Measurement period adjustments
(in thousands)
Cash and cash equivalents	$—
Accounts receivable and unbilled revenue	—
Other current assets	14,465
Fixed assets	(6,137)
Operating lease right-of-use assets	(11,744)
Goodwill	70,436
Intangible assets *	44,000
Deferred tax assets	(147,039)
Other assets	(1,166)
Accounts payable	—
Accrued expenses and other current liabilities	(37,496)
Current portion of operating lease liabilities	1,865
Unearned revenue **	19,623
Non-current portion of operating lease liabilities	10,454
Non-current deferred tax liabilities	193,837
Other non-current liabilities	(151,098)
* In the nine months ended September 30, 2022, the Company incurred $2.2 million amortization which related to the year ended December 31, 2021 due to the timing of when the measurement period adjustment was identified.
** The unearned revenue measurement period adjustment also includes $16.0 million as a result of the early adoption of ASU 2021-08 'Business Combinations (Topic 805) - Accounting for Contract Assets and Contract Liabilities from Contracts with Customers' in Quarter 4 2021.

Pro forma financial information
The following pro forma financial information was derived from the historical financial statements of the Company and PRA and presents the combined results of operations as if the Merger had occurred on January 1, 2021. The pro forma financial information is presented for comparative purposes only and is not necessarily indicative of the results that would have actually occurred had the Merger been completed on January 1, 2021. In addition, the pro forma financial information presented for the comparative period does not give effect to any anticipated cost savings, operating efficiencies or other synergies that may result from the Merger, or any estimated costs that have been or will be incurred by the Company to integrate the assets and operations of PRA.

	Nine Months Ended	Nine Months Ended
	September 30, 2022	September 30, 2021
	(in thousands, except per share data)
Revenue	$5,779,384	$5,580,879
Net income (loss)	$387,859	$231,442

The pro forma financial information presented above for the nine months ended September 30, 2021 reflect certain pro forma adjustments to the financial performance of the Company had the Merger date been completed on January 1, 2021. The pro forma adjustments primarily relate to the amortization of acquired intangible assets, interest expense, amortization of deferred financing costs related to the new financing arrangements, transaction costs, share-based compensation expense related to the acceleration of share-based compensation awards and replacement share-based awards, and financing fees. The pro forma adjustments were tax effected using the tax rate relevant in the appropriate jurisdiction.

The results presented above for the nine months ended September 30, 2022 are as reported in the Condensed Consolidated Statement of Operations.